THIS CP NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT  OF
          1933, AS AMENDED (THE "SECURITIES ACT"), AND THE INITIAL SALE OF THIS CP NOTE MAY BE MADE ONLY TO AN INSTITUTIONAL "ACCREDITED INVESTOR," AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR"), OR A "QUALIFIED INSTITU-TIONAL BUYER," AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (A "QIB"). BY ITS ACCEPTANCE OF THIS CP NOTE. THE PURCHASER HEREOF REPRESENTS THAT IT IS (i) AN INSTITUTIONAL ACCREDITED
          INVESTOR OR A "BANK," AS DEFINED IN SECTION 3(a)(2) OF THE SECURITIES ACT, OR A SAVINGS AND LOAN ASSOCIATION OR OTHER INSTITUTION OF THE TYPE REFERRED TO IN SECTION 3(a)(5)(A) OF THE SECURITIES ACT, THAT IS ACTING AS A FIDUCIARY ON BEHALF OF AN INSTITUTIONAL ACCREDITED INVESTOR AND THAT THIS CP NOTE
          IS BEING ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR (ii) A QIB ACTING ON BEHALF OF ITSELF OR ANOTHER QIB, AND (B) AGREES THAT ANY RESALE OF THIS CP NOTE WILL BE
          MADE ONLY IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT (INCLUDING, IN THE CASE OF A SALE BY A QIB, A TRANSACTION EXEMPT PURSUANT TO RULE 144A UNDER THE SECURITIES
          ACT), AND, IN EACH CASE, ONLY (i) TO A DEALER (EACH, A "DEALER" AUTHORIZED BY MIRAGE RESORTS, INCORPORATED (THE "COMPANY"),
          (ii) TO THE COMPANY. (iii) THROUGH A DEALER TO AN INSTITUTIONAL INVESTOR APPROVED BY THE DEALER AS AN INSTITUTIONAL ACCREDITED INVESTOR, (iv) TO A QIB OR (v) IN A TRANSACTION PREVIOUSLY APPROVED IN WRITING BY THE COMPANY IN ITS SOLE AND ABSOLUTE DISCRETION AS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT.

                           Series A Commercial Paper Note

          $_______________                            No. A-_______________


                                 New York, New York

                                 ____________, 19__

          For value received, Mirage Resorts, Incorporated, a Nevada corporation (the "Company"), promises to pay to the order of _______________________ the sum of __________________ Dollars on
          __________, 19__ at the office of First Trust of New York, National Association (the "Issuing and Paying Agent") at 100 Wall Street, Suite 1600, Corporate Trust Administration, New York, New York 10005.

          This note has been issued pursuant to, and is subject to the terms of, the Issuing and Paying Agency Agreement, dated
          ________, 1997, between the Company and the Issuing and Paying Agent (as from time to time amended, supplemented or otherwise modified, the "Issuing and Paying Agency Agreement").

                                    EXHIBIT 10.2

          Reference is made to the Issuing and Paying Agency Agreement and the other related documents, which, as from time to time amended, are on file with the Issuing and Paying Agent at its aforesaid office. This note shall be governed by, and construed in accordance with, the laws of the State of New York.

          MIRAGE RESORTS, INCORPORATED



          By:  DANIEL R. LEE
               ----------------------------------------
               Authorized Signature

          Countersigned for authentication only by:

          FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION as Issuing and Paying Agent


          By:
               ----------------------------------------
               Authorized Signature

          This Note is not valid for any purpose unless countersigned by First Trust of New York, National Association, as Issuing and Paying Agent.

                                     -2-